Exhibit 32.1

                              BLUE MOON GROUP, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADPOTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual report of BLUE MOON GROUP, INC. (the "Company") on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Muzio, the President, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, an all material respects, the financial condition and result of operations of the Company


/s/ MICHAEL MUZIO
-----------------
Michael Muzio
President, Chief Financial Officer and Director
April 28, 2004